UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Business & Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Bruker Corporation (the “Company”) has entered into, or intends to enter into, a standard director and officer indemnification agreement (the “Indemnification Agreement”) with each member of the Company’s Board of Directors, executive officers and certain other officers as approved by the Chief Executive Officer, with the first such Indemnification Agreement entered into on February 7, 2019. The Indemnification Agreement clarifies and supplements indemnification provisions already contained in the Company’s Certificate of Incorporation and By-laws and generally provides that the Company shall indemnify directors and officers against liability arising out of the performance of their duties to the Company to the fullest extent permitted by Delaware law and also provides for the advancement of expenses in connection therewith.

The above description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreement, the form of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On February 11, 2019, Bruker Corporation issued a press release announcing combined financial results as of and for the three and twelve months ended December 31, 2018 and providing initial guidance for its 2019 fiscal year.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information contained in the press release attached hereto as Exhibit 99.1, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those indicated by these statements.  Please refer to the cautionary note contained in the press release under the heading “Forward Looking Statements” for additional information regarding these forward-looking statements.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)                 Exhibits.

Number	Description

10.1	Form of Director and Officer Indemnification Agreement.
99.1	Press release dated February 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: February 11, 2019	By:	/s/GERALD N. HERMAN
Gerald N. Herman
Chief Financial Officer